AMENDMENT NO. 8 TO SERVICE AGREEMENT

                                     BETWEEN

                            INTEGRAMED AMERICA, INC.

                                       AND

                  SHADY GROVE REPRODUCTIVE SCIENCE CENTER, P.C.


         THIS AMENDMENT NO. 8 TO SERVICE AGREEMENT ("Amendment No. 8"), is dated February 16, 2006 by and between IntegraMed America, Inc., with its principal place of business at Two Manhattanville Road, Purchase, New York 10577 ("INMD") and Shady Grove Reproductive Science Center, P.C., a Maryland professional corporation, with its principal place of business at 15001 Shady Grove Road, Suite 310, Rockville, Maryland 20850 ("PC") and.


                                    RECITALS:

         WHEREAS, INMD and PC are parties to a Service Agreement dated March 12, 1998 (the "Agreement"); and

         WHEREAS, INMD and PC wish to amend further the Agreement, in pertinent part to clarify certain financial and other terms and conditions;

         NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, and as contained in the Agreement, as amended, INMD and PC agree as follows:

1. Section 7.1.4 of the Agreement, as amended to date, is hereby deleted in its entirety and the following substituted therefore:

                  "7.1.4. Effective as of January 1, 2006, during each year of this Agreement, as Additional Service Fee, paid monthly but reconciled quarterly, in accordance with the following table:

Applicable Year         Additional Service Fee    Maximum Additional Service Fee
---------------         ----------------------    ------------------------------

2006                    10% of PDE                $  913,000
2007                    10% of PDE                   900,000
2008                    10% of PDE                   800,000
2009 and thereafter     10% of PDE                 1,080,000

         Notwithstanding anything in this Section 7.1.4 to the contrary, beginning January 1, 2006, the minimum annual Additional Service Fee paid to IntegraMed under this Agreement shall not be less than $540,000 per year, and



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the maximum annual Additional Service Fee paid to IntegraMed shall not exceed the amounts set forth above the indicated years; but in no event shall the annual Additional Service Fee exceed 20% of PDE.

2. All other provisions of the Agreement, as amended, not in conflict with this Amendment No. 8 remain in full force and effect.


         IN WITNESS WHEREOF, the parties have signed this Amendment No. 8 as the date first written above.


INTEGRAMED AMERICA, INC.



By: /s/Jay Higham
       ---------------------
       Jay Higham, President


SHADY GROVE REPRODUCTIVE SCIENCE CENTER,  P.C.



By: /s/ Michael J. Levy
        ---------------------
        Michael J. Levy, M.D., President